UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2022

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue
Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2022, the Board of Directors (the “Board”) of Hasbro, Inc. (“Hasbro”) adopted the Second Amended and Restated By-Laws of Hasbro (the “By-Laws”), which became effective the same day. Among other things, the amendments effected by the By-Laws:

•adjust the deadline for shareholders to submit business proposals not included in Hasbro’s proxy materials, reducing such period from 150 days prior to the annual meeting to 90 to 120 days prior to the anniversary of the prior annual meeting, thereby conforming such period to the period required to submit director nominations;
•clarify Hasbro’s ability to conduct meetings by means of remote communication and the Board’s authority to designate the location for (and to adjourn, postpone, reschedule or cancel any) shareholder meetings;
•clarify the powers of the chair of a shareholder meeting to prescribe rules and regulations for the conduct of the meeting and to convene and to recess or adjourn a meeting;
•adjust the requirements for calling and providing notice of special meetings of the Board, including permitting such meetings to be called on less than 24 hours’ notice as the person(s) calling such meeting may deem necessary or appropriate in the circumstances; and
•enhance the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by shareholders (including, with respect to director nominations, through the exercise of proxy access rights), including by requiring:
◦certain additional background information, disclosures and representations regarding proposing the shareholders, proposed nominees and business and other persons related to a shareholder’s solicitation of proxies, including in respect of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections);
◦that any shareholder submitting a nomination provide Hasbro with reasonable documentary evidence five business days prior to the meeting that the representations with respect to Rule 14a-19 under the Exchange Act required to be set forth in such shareholder’s nomination notice have been complied with; and
◦that disclosures included in a shareholder’s notice of nominations or proposals regarding other business be updated so that they are accurate as of the shareholder meeting record date and as of ten business days prior to the shareholder meeting, with notification of any inaccuracy or change in any such disclosures being provided to Hasbro by such shareholder within two business days of such shareholder becoming aware of such inaccuracy or change.
The By-Laws also incorporate various other updates and technical, clarifying and conforming changes, and changes in furtherance of gender neutrality.
The foregoing description is a summary and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

3.1	Second Amended and Restated By-Laws of Hasbro, Inc., effective as of September 29, 2022

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: September 30, 2022